REGISTRATION RIGHTS AGREEMENT

             REGISTRATION RIGHTS AGREEMENT, dated as of July 1, 1998, by and among NORTHLAND CRANBERRIES, INC., a Wisconsin corporation ("Northland"), and Fargo Acquisition Corporation, a New Jersey corporation ("Company") and Michael A. Morello, the sole shareholder of Company ("Morello").

                                    RECITALS:

        A. Pursuant to the Asset Purchase Agreement dated as of May 20, 1998 (the "Purchase Agreement") by and among Northland, Company and the Shareholder, substantially all the assets and certain liabilities of Company are being acquired by a wholly-owned subsidiary of Northland. Capitalized defined terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement.

        B. Pursuant to the Purchase Agreement, as part of the consideration for the assets of Company, the Company is entitled to receive, 136,986 shares ("Northland Shares") of Northland Class A Common Stock, $.0l par value (collectively, "Northland Class A Common Stock"), delivered to the Escrow Agent under the Escrow Agreement ("Escrow Stock").

        C. It is contemplated that the Company may liquidate and dissolve and may distribute to Morello the shares of Northland Stock received under the Purchase Agreement (and its interests in the Northland Class A Common Stock deposited in the escrow pursuant to the Escrow Agreement), all in connection with the complete liquidation and dissolution of the Company. The term "Shareholder" as used in this Agreement shall mean Company prior to the distribution of the Northland Class A Common Stock to Morello and shall mean Morello following such distribution by the Company.

        D. Northland and the Shareholder desire to allow the Shareholder to publicly sell the Northland Shares pursuant to certain registration statements which may be filed by Northland under the Securities Act of 1933, as amended ("Act"), pursuant to the terms and conditions hereinafter set forth.

             NOW, THEREFORE, in consideration of the mutual covenants and promises herein made and mutual benefits to be derived from this Agreement, it is hereby agreed as follows:

             1.   Piggy Back Registration Rights.

                  (a) If, at any time during the period commencing on the first anniversary date hereof and evidencing on the second anniversary date hereof ("Second Anniversary Date"), Northland shall determine to register shares of Northland Class A Common Stock under the Act for the purpose of effecting an underwritten public offering thereof for cash, Northland shall give written notice thereof to the Shareholder; provided, however, that Northland shall not be required to give such notice to the Shareholder if the proposed registration (i) is not to be made on Securities and Exchange Commission ("Commission") Forms S-1, S-2 or S-3 (or the successors to such forms); and (ii) is (A) a registration of securities other than Northland Class A Common Stock; (B) a registration of a stock option, incentive compensation, profit sharing or other employee benefit plan or of securities issued or issuable pursuant to any such plan; or (C) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger, share exchange, consolidation or other business combination involving, another corporation or entity.

                  (b) Subject to paragraph (c) of this Section 1, upon receiving any notice required under paragraph (a) of Section 1, if the Shareholder desires to participate in a registration statement, then the Shareholder shall provide written notice of such desire to Northland on the form attached as Exhibit A ("Piggy Back Registration Request") within 10 days after the date of Northland's notice. Such Piggy Back Registration Request shall be accompanied by (i) the Power of Attorney attached as Exhibit B, duly executed by the Shareholder; (ii) the Letter of Transmittal and Custody Agreement attached as Exhibit C, duly executed by such Shareholder; (iii) the stock certificates representing the Northland Shares requested to be registered by the Shareholder, accompanied by stock powers duly executed in blank by or on behalf of the Shareholder; and (iv) any other documents necessary to facilitate the Shareholder's participation in such registration (collectively, "Registration Documents"). Northland will use its best efforts to register all of the Northland Shares requested to be registered by the Shareholder on such Piggy Back Registration Request concurrently with the registration of Northland Class A Common Stock by Northland on its own behalf and on the same terms and conditions of offering and sale as contemplated and agreed to by Northland ("Piggy Back Registration"). In the event the Shareholder requests to participate in any Piggy Back Registration, the Shareholder must sell the Northland Shares subject thereto on the same terms and conditions of offering and sale (including, without limitation, purchase price and underwriting discount per share, but excluding any differing allocation agreed to by Northland with respect to any over-allotment option granted) as agreed to by Northland in connection with its sale of Northland Class A Common Stock thereunder.

                  (c) Northland shall not be required to include any Northland Shares which have been requested to be registered by the Shareholder in any Piggy Back Registration under this Section 1 if Northland believes that, in its discretionary reasonable judgment, the inclusion of Northland Shares proposed to be included by the Shareholder would materially interfere with the timing, pricing or marketing of the Northland Class A Common Stock being offered by Northland. Northland may, in its discretionary judgment for any reason whatsoever and without the consent the Shareholder, withdraw any such registration statement and abandon any proposed Piggy Back Registration in which the Shareholder has requested to participate.

             2. Expenses. If the Shareholder participates in any Piggy Back Registration the Shareholder shall pay (a) the expenses of any attorneys, accountants or other advisors or professionals which the Shareholder engages in connection with a sale of Northland Shares pursuant to any Piggy Back Registration and (b) all underwriting or brokerage commissions and discounts, if any, associated with the Northland Shares being sold by the Shareholder pursuant to any Piggy Back Registration. Northland shall pay all other costs and expenses incurred by it associated with any Piggy Back Registration (including, without limitation, all legal and accounting fees and expenses, printing costs and filing fees incurred by Northland).

             3.   Holdback Agreement: Further Cooperation; Confidentiality.

                  (a) By execution of this Agreement, the Shareholder hereby agrees that, prior to the Second Anniversary Date, he will not offer, sell or otherwise dispose of any Northland Shares owned by the Shareholder, in the open market, during the period when he has knowledge that a Northland registration statement (other than those, such as Form S-8 and Form S-4, as to which notice need not be given to the Shareholder by Northland under
   Section 1(a) hereof or nonunderwritten shelf offerings under Rule 415 under the Act and pursuant to which the Shareholder is not selling Northland Shares) is contemplated or pending or within 90 days after the effective date with the Commission of any such Northland registration statement relating to a public offering or distribution of Northland Class A Common Stock, other than as allowed under this Agreement.

                  (b) In connection with any Piggy Back Registration, the Shareholder will furnish or cause to be furnished such further information with respect thereto, and render such further cooperation, to Northland, any underwriter and any broker-dealer as Northland, such underwriter or broker-dealer may request. The Shareholder hereby agrees to execute and enter into customary underwriting documents in connection therewith as are requested by the managing underwriter of such offering or by Northland; provided, however, that the Shareholder's obligations to indemnify any persons in connection with such registration statement shall be limited to the matters set forth in Section 4 of this Agreement, and, provided, further that such documents shall include the indemnification of the Shareholder by Northland provided for in Section 4 of this Agreement.

                  (c) Upon receiving any notice from Northland hereunder respecting any contemplated or pending registration statement of Northland and until public disclosures by Northland thereof, the Shareholder shall strictly maintain the confidentiality of such contemplated or pending registration statement and shall make no public disclosures or comments with respect thereto.

             4. Indemnification in Connection with Registration Statements. In connection with any Piggy Back Registration in which the Shareholder participates pursuant to this Agreement, the Shareholder shall indemnify and hold harmless Northland and any underwriters of such offering and their respective officers, directors and controlling persons from any and all loss, liability, claims, damages and expenses (including reasonable attorneys fees and disbursements) incurred by them insofar as such losses, liabilities, claims, damages and expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus covering the Northland Shares to be sold or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Shareholder shall only be liable in any such case to the extent that any such loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Shareholder as furnished to Northland or any underwriter by or on behalf of the Shareholder expressly for use in the registration statement or prospectus covering the Northland Shares to be sold. Except to the extent set forth in the foregoing sentence, Northland shall indemnify and hold the Shareholder harmless from any and all loss, liability, claims, damages and expenses (including reasonable attorneys fees and disbursements) incurred by Shareholder in connection with any Piggy Back Registration, insofar as such losses, liabilities, claims, damages and expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact furnished by Northland or the underwriters for use in such registration statement or prospectus related thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact pertaining to Northland or the underwriters and required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

             5.   Additional Matters.

                  (a) This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Wisconsin applicable to contracts made and performed in Wisconsin, regardless of the fact that individuals who are a party hereto may be or become a resident of a state or jurisdiction other than Wisconsin.

                  (b) Except as otherwise provided in this Agreement, all notices, requests, demands and other communications hereunder shall be deemed to be duly given if delivered by hand or if mailed by certified or registered mail with postage prepaid:

                       (i) If to Northland: to Northland Cranberries, Inc., 800 First Avenue South, P.O. Box 8020, Wisconsin Rapids, Wisconsin 54495-8020, Attention: David J. Lukas (with a copy to: Steven R. Barth, Esq., Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202).

                       (ii) If to the Shareholder: to Michael A. Morello, 3161 Silverwood Lane, Vineland, New Jersey 08361 (with a copy to:
        John F. Bales III, Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, PA 19103-6993.

                       (iii) Any person entitled to receive notice hereunder may change his address at which notice is to be received or designated another person to receive notice by giving notice to all other parties and persons entitled to receive notice in the manner provided in this Section.

                  (c) Along with the Purchase Agreement and the Exhibits thereto and the Escrow Agreement, this instrument embodies the entire agreement between the parties hereto with respect to the transactions contemplated herein, and supersedes all prior agreements and understandings between the parties.

                  (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. Executed signature pages may be removed from counterpart agreements and attached to one or more fully executed copies of this Agreement.

                  (e) Except as set forth below, this Agreement shall not be assigned by the Shareholder without the written consent of Northland and any attempted assignment without such consent shall be null and void and without legal effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, any successor and assign of Northland and, if the consent required by this Section is properly secured, the successors and assigns of the Shareholder. Upon any assignment hereunder, the assignee shall become a "Shareholder" for all purposes under this Agreement. Any assignment in violation of this Section 5(e) shall be null and void for all purposes and the party attempting to effect such an assignment shall be jointly and severally liable for any claims against or incurred by the nonassigning parties as a result of such attempted assignment.

                  (f) Until the second anniversary hereof, provided Minot is no longer an affiliate (as defined in Rule 144 of the Act) of Northland, Northland will make available to Shareholder such information in its possession as shall be necessary to enable Shareholder to make sales of Northland Class A Common Stock under Rule 144. Northland will, at the request of Shareholder, upon receipt therefrom of a certificate certifying
   (a) that Shareholder has held such Northland Class A Common Stock for a period of not less than two consecutive years and (b) that Minot has not been an affiliate of Northland for more than 90 preceding days, remove from the certificates representing such Northland Class A Common Stock that portion of any restrictive legend which related to the registration provision of the Act.

                  (g) The headings used in this Agreement are for convenience only and shall not constitute a part of this Agreement.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly as of the day and year first above written.

                                      NORTHLAND CRANBERRIES, INC.
                                      ("Northland")


                                      By:  /s/ John Swendrowski
                                           John Swendrowski
                                           Chairman of the Board and
                                           Chief Executive Officer

                                      MICHAEL A. MORELLO
                                      ("Shareholder")


                                      By:  /s/ Michael A. Morello
                                           Michael A. Morello

                                                                    Exhibit A
                                                                        to
                                                Registration Rights Agreement


                      PIGGY BACK REGISTRATION REQUEST FORM



   CERTIFIED MAIL
   RETURN RECEIPT REQUESTED

   Northland Cranberries, Inc.
   800 First Avenue South
   P.O. Box 8020
   Wisconsin Rapids, WI  54495-8020
   Attention:  David J. Lukas

   Gentlemen and/or Ladies:

             Reference is made to that certain Registration Rights Agreement, dated as of July 1, 1998 ("Registration Rights Agreement"), by and among Northland Cranberries, Inc. ("Company"), the undersigned and Minot Food Packers, Inc. and to the notice dated ___________ of the Company to the undersigned, receipt of which is hereby acknowledged, regarding the proposed registration and public offering of shares of the Company's Class A Common Stock (the registration, together with the related offering, the "Offering"). The undersigned agrees to keep all mailers relating to the offering strictly confidential.

             The undersigned hereby (indicate choice by checking one box only):

        1. [ ] Requests, pursuant to Section l(b) of the Registration Rights Agreement, the inclusion in the Offering of up to __________ (fill in appropriate number of shares of Company Class A Common Stock so requested for inclusion) shares of Company Class A Common Stock held by the undersigned. Accompanying the request are (i) the Power of Attorney attached as Exhibit B to the Registration Rights Agreement, duly executed by the undersigned; (ii) the Letter of Transmittal and Custody Agreement attached as Exhibit C to the Registration Rights Agreement, duly executed by the undersigned (including the attached stock power) duly executed by the undersigned; and (iii) the undersigned's stock certificate(s) representing the shares of Company Class A Common Stock requested to be included in the Offering.

        2. [ ] Does not request inclusion of the undersigned's shares of Company Class A Common Stock in the offering.

                                           Very truly yours,


                                           Sign:   ________________________

                                           Name:_______________________

                                           Date:________________________

                                           Business Phone:________________

                                           Home Phone:__________________

   cc:  Steven R. Barth
        Foley & Lardner
        777 East Wisconsin Avenue
        Milwaukee, Wisconsin 53202

                           NORTHLAND CRANBERRIES, INC.
                                   STOCK POWER


             FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________ (________) shares of the Class A Common Stock of Northland Cranberries, Inc., standing in my (our) name(s) on the books of said Corporation represented by Certificate(s) No(s). ____ herewith, and does hereby irrevocably constitute and appoint Harris Trust & Savings Bank attorney to transfer the said stock on the books of said Corporation and full power of substitution in the premises.

             Dated: ____________


                                 Signature:

                                 Name:

                                                                    Exhibit B
                                                                        to
                                                Registration Rights Agreement

                           NORTHLAND CRANBERRIES, INC.

                                  Common Stock
                           (par value $.01 per share)


                    POWER OF ATTORNEY OF SELLING SHAREHOLDER

             The undersigned shareholder ("Shareholder") of Northland Cranberries, Inc., a Wisconsin corporation (the "Company"), is a party to a Registration Rights Agreement with the Company dated as of July 1, 1998 ("Agreement") pursuant to which the Company has provided certain rights to the Shareholder to publicly sell his shares of Class A Common Stock of the Company received in connection with that certain Purchase Agreement by and among the Company, Minot Food Packers, Inc., a New Jersey corporation, and the Shareholder pursuant to certain registration statements which may be filed by the Company under the Securities Act of 1993, as amended ("Act"), subject to the terms of the Agreement. In order to facilitate the sale of his Class A Common Stock under the terms of the Agreement, the Shareholder is executing this Power of Attorney and is concurrently executing and delivering a Letter of Transmittal and Custody Agreement ("Custody Agreement") pursuant to which certificates for at least the number of shares of Class A Common Stock set forth opposite the name of the Shareholder on the signature page hereof are initially being deposited with Harris Trust & Savings Bank to hold such certificates as custodian ("Custodian").

             1. In connection with the foregoing, the Shareholder hereby appoints [__________] and [__________], acting together and not alone, the attorneys-in-fact (collectively, the "Attorneys-in-Fact" and individually, an "Attorney-in-Fact") of the Shareholder with full power and authority in the name of, and for and on behalf of, the Shareholder:

                  (a) to do all things necessary under the Agreement to sell up to the number ("Maximum Number") of shares ("Shares") of Class A Common Stock set forth opposite the name of the Shareholder on the signature page hereof and represented by the certificates being deposited herewith by or on behalf of the Shareholder with the Custodian;

                  (b) for the purpose of effecting such sales, to negotiate, execute and deliver any underwriting agreement (and any amendment or supplement thereto), among the Company, the Shareholder and any underwriters which are a party thereto; provided, however, that the Shareholder must sell Class A Common Stock included in any Piggy Back Registration (as defined in the Agreement) on the same terms and conditions of offering and sale (including, without limitation, purchase price and underwriting discount per share, but excluding any differing allocation agreed to by the Company with respect to any over allotment option granted) as agreed to by the Company in connection with its sale of common stock thereunder.

                  (c) to give such orders and instruments to Northland, any underwriter, any broker-dealer or the Custodian or any other person as the Attorneys-in-Fact, acting together and not alone, may determine, including, without limitation, orders or instructions for the following:
   (i) the transfer on the books of the Company of the Shares in order to effect their sale (including the names in which new certificates for the Shares are to be issued and the denominations thereof); (ii) the delivery of the certificates for the Shares against receipt of the purchase price therefor; (iii) the payment out of the proceeds of any sale of the Shares to Northland or any underwriters of all commissions, fees and expenses as are to be borne by the Shareholder in accordance with the terms of the Agreement; (iv) the remittance of the net balance of the proceeds from any sale of the Shares to be sold in accordance with such payment instructions as the Attorneys-in-Fact may have received from the Shareholder; and (v) the return to the Shareholder of new certificates representing the number of shares of Class A Common Stock, if any, represented by certificates deposited with the Custodian which are in excess of the number of Shares actually sold;

                  (d) to join the Company, if necessary, in withdrawing any registration statement if the Company should desire to withdraw such registration;

                  (e) to retain legal counsel, accountants or other advisors in connection with any and all matters referred to herein;

                  (f) to make, execute, acknowledge and deliver all other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission (including a request or requests for acceleration of the effective date of any registration statement) and state securities law authorities, any amendments to any underwriting agreement, and any certificates and other documents required to be delivered by or on behalf of the Shareholder pursuant to the Agreement or any underwriting agreement or the Custody Agreement, and specifically to execute on behalf of the undersigned stock powers and transfer instructions relating to the Shares to be sold by the undersigned Shareholder, and in general to do any and all things and to take any and all actions which the Attorneys-in-Fact, acting together and not alone, may consider necessary or proper in connection with, or to carry out and comply with, all terms and conditions of the Agreement or any underwriting agreement and the Custody Agreement with respect to the aforesaid sale of Shares.

             2. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Company, any underwriters, and any broker-dealer; and, in consideration of those interests and for the purpose of completing the transactions contemplated by the Agreement and this Power of Attorney, this Power of Attorney and all authority conferred hereby, to the extent enforceable by law, shall be deemed coupled with an interest and be irrevocable and not subject to termination by the Shareholder or by operation of law, whether by the death or incapacity of the Shareholder, or by the occurrence of any other event, and the obligations of the Shareholder under the Agreement similarly are not to be subject to termination. If the Shareholder should die or become incapacitated or if any other such event should occur before the delivery of the Shares to be sold by the Shareholder under the Agreement, then the certificates representing such Shares shall be delivered by or on behalf of the Shareholder in accordance with the terms and conditions of the Agreement and any underwriting agreement and of the Custody Agreement, and actions taken by the Attorneys-in-Fact, acting together and not alone, pursuant to this Power of Attorney and by the Custodian under the Custody Agreement shall be as valid as if such death, incapacity, or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, acting together and not alone, shall have received notice of such death or incapacity or other event.

             3. The Shareholder ratifies all that the Attorneys-in-Fact shall do by virtue of his Power of Attorney. All actions must be taken by the Attorneys-in-Fact acting together and not alone.

             4. The Shareholder agrees to hold the Attorneys-in-Fact, jointly and severally, free and harmless from any and all loss, damage, liability or expense incurred in connection herewith, including reasonable attorney's fees and costs, which they, or either of them acting alone, may sustain as a result of any action or inaction taken or not taken in good faith hereunder.

             Dated: ____________
                                      Very truly yours,

                                      Signature of Seller 1




                                      Michael A. Morello
   No. of Shares Requested
   For Registration:

   ___________________

   ---------------
   1 You should sign in exactly the same manner as the shares of Class A Common Stock of the Company owned by you are registered and execute a separate Agreement for each different form in which shares are registered.

                                                                    Exhibit C
                                                                        to
                                                Registration Rights Agreement

                           NORTHLAND CRANBERRIES, INC.

                              Class A Common Stock
                           (par value $.0l per share)

                   LETTER OF TRANSMITTAL AND CUSTODY AGREEMENT

   Harris Trust and Savings Bank
   111 W. Monroe St.
   P.O. Box 755
   Chicago, IL  60690

   Gentlemen:

             Pursuant to the terms of the Registration Rights Agreement dated as of July 1, 1998 ("Agreement"), the undersigned is concurrently herewith requesting registration under the Securities Act of 1993, as amended ("Act"), of issued and outstanding shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of Northland Cranberries, Inc., a Wisconsin corporation ("Company"), owned by the undersigned shareholder ("Seller") in the amount set forth on the signature page hereto. In connection herewith, there are being delivered to you stock certificates ("Certificates"), in negotiable form (together with stock powers executed in blank in the form attached), representing such shares of Class A Common Stock. These certificates are to be held by you as Custodian for the account of the Seller and are to be disposed of by you solely in accordance with this Letter of Transmittal and Custody Agreement ("Custody Agreement").

             Concurrently with the execution and delivery of the Agreement, the Seller executed a power of attorney ("Power of Attorney"), the form of which has been furnished to you, to [__________] (individually an "Attorney-in-Fact" and together the "Attorneys-in-Fact"), authorizing such Attorneys-in-Fact, acting together and not alone, to sell from the number of shares represented by the Certificates that number of shares ("Shares") of the Class A Common Stock indicated below the signature of the Seller at the end of this letter, or such lesser number as the Attorneys-in-Fact, acting together and not alone, may determine, and for that purpose to enter into any underwriting agreement ("Underwriting Agreement"), among the Company, the underwriters named therein and the Seller.

             You are hereby authorized and directed to hold the Certificates deposited in your custody, and prior to any sale or other required time of delivery for sale (each, a "Time of Delivery") of which you shall have been given prior notice by or on behalf of the Company, any underwriter or any broker-dealer, and upon the instructions of the Attorneys-in-Fact, acting together and not alone, you are to instruct the transfer agent and registrar for the Class A Common Stock to prepare and countersign a certificate or certificates representing the Shares which are to be sold by the Seller at such Time of Delivery registered in such names and denominations as the Company, the underwriters or any broker-dealer shall have instructed you. At each Time of Delivery you are, upon the instructions of the Attorneys-in-Fact, acting together and not alone, (i) to instruct the transfer agent and registrar for the Class A Common Stock
   (A) to cause the Shares that are to be sold at such Time of Delivery to be transferred upon the books of the Company into such names and in such denominations as the Company, the underwriters or any broker-dealer shall have instructed you, and (B) to deliver the Certificates against receipt by such transfer agent and registrar from you of the Certificates (or a portion thereof) deposited with you pursuant to this Custody Agreement;
   (ii) to purchase all transfer tax stamps (if any) necessary in connection with the transfer of such Shares as aforesaid; (iii) to deliver to such transfer agent and registrar the Certificates (or a portion thereof) against receipt of payment for such Shares; (iv) to give receipt for such payment and to (a) remit to the Company, any underwriter or broker-dealer a portion thereof equal to the amount payable by the Seller; and (b) deposit the remainder of such payment to your account as Custodian; and
   (v) after deducting such fees and expenses from the amount received by you as payment for the Shares sold at such Time of Delivery to distribute the balance in accordance with the payment instructions set forth below the name of the Seller at the end of this Custody Agreement or such other instructions you shall have received prior to such Time of Delivery by the Attorneys-in-Fact. Upon instructions from the Attorneys-in-Fact you shall return to the Seller new certificates (which you shall have obtained from the transfer agent and which shall be accompanied by appropriate stock powers), representing the number of shares of Class A Common Stock, if any, represented by the Certificates deposited with you on behalf of the Seller, which are in excess of the total number of Shares sold by the Seller.

             Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to the interests of the Company, any underwriters, and any broker-dealer and, is, to the extent enforceable by law, irrevocable and not subject to termination by the Seller or by operation of law, whether by the death or incapacity of the Seller, or by the occurrence of any other event, and the obligations of the Seller under the Agreement similarly are not to be subject to termination. Accordingly, the Shares represented by the certificates deposited with you pursuant to this Custody Agreement and your authority are subject to the interests of the Company, any underwriters, and any broker-dealers, and this Custody Agreement and your authority hereunder shall be, to the extent enforceable by law, irrevocable and not subject to termination by the Seller or by operation of law, whether by the death or incapacity of the Seller or by the occurrence of any other event. If the Seller should die or become incapacitated or if any other such event should occur, before the delivery of the Shares to be sold by the Seller hereunder, then the certificates representing the Shares shall be delivered by or on behalf of the Seller in accordance with the terms and conditions of the Agreement and this Custody Agreement, and actions taken by you hereunder or by the Attorneys-in-Fact, acting together and not alone, pursuant to the Power of Attorney shall be as valid as if such death, incapacity, or other event had not occurred, regardless of whether or not you or the Attorneys-in-Fact, acting together and not alone, shall have received notice of such death, incapacity, or other event.

             Until delivery of the Shares to be sold by the Seller has been made as herein and in the Agreement provided, the Seller shall, except as otherwise specifically provided herein, have all the rights of ownership of such Shares and all other shares, if any, represented by the Certificates deposited on behalf of the Seller.

             You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys-in-Fact, acting together and not alone.

             It is understood that you assume no responsibility or liability to any person other than to deal with the Certificates deposited and the proceeds from the sale of the Shares represented thereby, all in accordance with the provisions of this Custody Agreement, and the Seller agrees to indemnify and hold you harmless with respect to anything done by you in good faith in accordance with the foregoing instructions. It is understood that your reasonable fees and expenses in acting hereunder will be paid by the Company.

             Please acknowledge your acceptance hereof as Custodian and receipt of the Certificates deposited by executing and returning one of the enclosed copies hereof to the undersigned.

             Dated: ____________

                                      Very truly yours,

                                      Signature of Seller 1




                                      Michael A. Morello
   No. of Shares Requested
   For Registration:

   ___________________

   ---------
   1 You should sign in exactly the same manner as the shares of Class A Common Stock of the Company owned by you are registered and execute a separate Agreement for each different form in which shares are registered.

                           ACKNOWLEDGEMENT AND RECEIPT


             Harris Trust and Savings Bank, as Custodian, acknowledges acceptance of the duties of Custodian under the foregoing Letter of Transmittal and Custody Agreement and receipt of the Certificates representing the shares referred to therein.

        Dated:  ___________

                                 HARRIS TRUST AND SAVINGS BANK



                                 By:
                                 Title:


                                 Attest:
                                 Title:

                              PAYMENT INSTRUCTIONS

             The balance of funds held by the Custodian representing net proceeds (after payment of expense) received upon the sale of Shares are to be remitted in accordance with the provisions of this Letter of Transmittal and Custody Agreement as follows (select one):

                (a)    Deposit to an account of Seller with the Custodian:
                       Account No._________________________________
                       Account Name________________________________

                (b)    Wire transfer to an account of Seller at another bank:
                       Bank Name Bank Address_______________________
                       _____________________________________________
                       (Attention of _________________________________)
                       Account No.__________________________________
                       Account Name_________________________________

                (c) Mail official bank check available to the order of the Seller) to:


                       Name      _____________________________________
                       Address   _____________________________________



                (d)    Other instructions: